Supplement to the
Fidelity's New Jersey Municipal Funds
January 26, 2002
Prospectus

Shareholder Meeting. On or about September 18, 2002, a meeting of the shareholders of Fidelity® New Jersey Municipal Money Market Fund and Spartan® New Jersey Municipal Money Market Fund will be held to vote on various proposals, including modifications to Spartan New Jersey Municipal Money Market Fund's management contract. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

The proposed management contract modifications for Spartan New Jersey Municipal Money Market Fund include a proposal to modify the list of enumerated expenses borne directly by the fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed contract would also reduce the management fee from 0.50% to 0.43% of the fund's average daily net assets. In addition, the proposed contract modifications would allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the footnote to the "Fund Minimums" table found under the heading "General Information" in the "Buying and Selling Shares" section on page 17.

A $10,000 for existing investors who owned shares since October 30, 2001.

The following information replaces the biographical information found in the "Fund Management" section on page 24.

Mark Sommer is manager of Spartan New Jersey Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Sommer has worked as an analyst and manager.

NJN-02-02 July 22, 2002
1.475763.113

Supplement to the
Fidelity® Florida Municipal Funds
January 26, 2002
Prospectus

Shareholder Meeting. On or about September 18, 2002, a meeting of the shareholders of Fidelity Florida Municipal Money Market Fund will be held to vote on various proposals, including modifications to Fidelity Florida Municipal Money Market Fund's management contract. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

The proposed management contract modifications for Fidelity Florida Municipal Money Market Fund include a proposal to modify the list of enumerated expenses borne directly by the fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed management contract modifications also include a proposal to allow Fidelity Management & Research Company and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces similar information found in the "Fund Management" section on page 21.

Douglas McGinley is manager of Spartan® Florida Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. McGinley has worked as an analyst and manager.

SFC-02-02 July 22, 2002
1.479533.111

Supplement to
Fidelity's Connecticut Municipal Funds
January 26, 2002
Prospectus as Revised March 25, 2002

Shareholder Meeting. On or about September 18, 2002, a meeting of the shareholders of Fidelity Connecticut Municipal Money Market Fund will be held to vote on various proposals. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the second bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section for Fidelity Connecticut Municipal Money Market Fund on page 3.

  Normally investing at least 80% of assets in municipal securities whose interest is exempt from Connecticut personal income tax.

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section for Fidelity Connecticut Municipal Money Market Fund on page 8.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from Connecticut personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Fidelity Connecticut Municipal Money Market Fund on page 11.

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital. Under normal conditions, at least 80% of the fund's income distributions will be exempt from federal income tax and at least 80% of the fund's assets will be invested in state tax-free obligations.

The following information replaces the biographical information for George Fischer found in the "Fund Management" section on page 21.

Mark Sommer is manager of Spartan Connecticut Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Sommer has worked as an analyst and manager.

CTR/CTM-02-03 July 22, 2002
1.475744.111